Please file this Prospectus Supplement with your records.



             STRONG MUNICIPAL MONEY MARKET FUND
            STRONG SHORT-TERM MUNICIPAL BOND FUND
             STRONG INSURED MUNICIPAL BOND FUND
                 STRONG MUNICIPAL BOND FUND
            STRONG HIGH-YIELD MUNICIPAL BOND FUND

         Supplement to Prospectus dated May 1, 1995



CLOSING OF STRONG INSURED MUNICIPAL BOND FUND

Effective April 1, 1996, the Strong Insured Municipal Bond Fund will be closed to new investors and additional investments by existing shareholders. The Fund's existing shareholders, however, may continue to add to their accounts through the reinvestment of dividends and cash distributions on any Fund shares owned.

On April 24, 1996, Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), intends on recommending to the Fund's Board of Directors that the Fund be merged into the Strong Municipal Bond Fund. The Advisor believes that it is in the best interests of the Fund's shareholders that the Fund be merged into the Strong Municipal Bond Fund, a larger fund whose investment objective is identical to that of the Fund, but whose investment policies allow it to invest in a wider range of investment-grade municipal securities. If approved by the Fund's Board of Directors, the Fund's shareholders will be asked to approve such a merger and will receive proxy solicitation materials that fully explain the reasons for the proposed merger and its effects.


CHANGES IN PORTFOLIO MANAGEMENT

The following portfolio-management changes were effective
December 1995:

Strong Short-Term Municipal Bond Fund. Mr. Steven D. Harrop will serve as the portfolio manager of the Fund. He also manages the Strong Municipal Money Market Fund and the Strong Municipal Advantage Fund, a new, ultra short-term municipal bond fund that began operations on November 29, 1995.

Strong Insured Municipal Bond Fund and Strong Municipal Bond
Fund.   Formerly  a co-portfolio manager,  Ms.  Mary-Kay  H.
Bourbulas     will    assume    sole    portfolio-management
responsibility for both Funds.


The following portfolio-management change was effective
February 1996:

Strong  High-Yield  Municipal Bond Fund.   Ms.  Mary-Kay  H.
Bourbulas  will serve as the portfolio manager of the  Fund.
She  had  co-managed the Fund from its inception in  October
1993 until December 1995.

For more information on Mr. Harrop and Ms. Bourbulas, please see pages I-25 through I-26 of the Funds' prospectus.



  The date of this Prospectus Supplement is March 25, 1996.